                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 24, 1998

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.
                 ---------------------------------------------
               (Exact name of registrant as specified in charter)

         CALIFORNIA                   000-22605           94-3120525
 ----------------------------        -----------     ------------------
(State or other jurisdiction         (Commission        (IRS Employer
    of incorporation)                File Number)    Identification No.)


       1155 MARKET STREET, SAN FRANCISCO, CALIFORNIA            94103
       ---------------------------------------------            -----
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code  (415) 437-1100
                                                    --------------


                                   NONE
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     On July 24, 1998, the registrant announced in a press release that Michael
J. McCloskey, its Chief Financial Officer, Chief Operating Officer and Vice President International has been elected President and that Gregory Shenkman will be leaving his position as President and Chief Executive Officer effective immediately. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  None.

EXHIBIT NO.        EXHIBIT
99.1               Press Release dated July 24, 1998.


                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          GENESYS TELECOMMUNICATIONS LABORATORIES, INC.



DATE:  July 29, 1998          By:   /s/ Michael J. McCloskey
                                    ------------------------
                              Name: Michael J. McCloskey
                              Title: President

                                       2
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  EXHIBIT INDEX

EXHIBIT NO.        EXHIBIT

99.1               Press Release dated July 24, 1998.

                                       3